                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6736

                   Van Kampen Advantage Municipal Income Trust

 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                   1221 Avenue of the Americas NY NY        10020
 -------------------------------------------------------------------------------
               (Address of principal executive offices)   (Zip code)


          Ronald Robison 1221 Avenue of the Americas New York, NY 10020
 -------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/03

Item 1. Report to Shareholders

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Advantage Municipal Income Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2003.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. The trust is subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and, therefore, the value of the trust shares may be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

ADVANTAGE MUNICIPAL INCOME TRUST
SYMBOL: VKA
-------------------------------------------------------
AVERAGE ANNUAL                 BASED ON      BASED ON
TOTAL RETURNS                    NAV       MARKET PRICE

Since Inception (9/25/92)       7.68%          7.38%

10-year                         6.49           6.91

5-year                          6.31           7.10

1-year                          6.85          12.30
-------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. The NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003

Van Kampen Advantage Municipal Income Trust is managed by the adviser's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak, Executive Director; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The economic backdrop for the 12 months ended October 31 was largely characterized by the persistent weakness of the U.S. economy. One of the most closely watched economic indicators, employment strength, was in negative territory for much of the period. Repeated comments from government and private-sector economists suggesting that the U.S. economy might be entering a deflationary period also seemed to weigh heavily on the minds of investors over the course of the year. At the same time, ongoing budgetary and fiscal difficulties at the state and local level contributed to ratings downgrades for many municipal bonds. The Federal Reserve Board (the Fed) attempted to allay these fears and keep the economy moving in the right direction by cutting the Fed Funds target rate twice during the period to a level of 1.00 percent. Although the stock markets appeared to look past the sluggish economic data, bonds, in general, were hampered.

While yields on intermediate- and long-term bonds ended the period roughly where they began, the road between those two points was decidedly bumpy. The 12-month period can be divided into two distinct market environments. The first of these, which lasted from October 2002 to mid-June 2003, saw municipal yields fall by roughly 80 basis points to levels not seen since the late 1960s. These plummeting yields led to a surge in issuance as municipalities moved to lock in low financing and, in the case of older bonds, low refinancing costs. These record levels of supply met with substantial demand as investors in search of relative stability poured cash into municipal bond funds. Demand for municipal bonds was also strong from so-called "cross-over" buyers--investors who traditionally favor taxable investments, but were drawn to the relatively attractive yields of municipal bonds.

The municipal market reversed abruptly in mid-June, when yields began to climb from their lows. Investors during this phase shifted their attention to the advancing equity market, which reduced demand for municipal bonds. Interest from cross-over investors also evaporated as the relative attractiveness of the taxable market returned. Issuance remained strong throughout this leg of the period, though it abated somewhat in the last three months of the reporting year. These forces combined to drive municipal bond yields off of their historic lows, ending the period where they began.

(1)Team members may change without notice at any time.
 2

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On both a market price and an NAV basis, the trust outperformed its benchmark, the Lehman Brothers Municipal Bond Index. (See table below.)

The trust's holdings of airport bonds benefited from strong price appreciation in the sector, which experienced its first solid gains since September 11, 2001. As issues in this sector met their investment objectives during the period, we subsequently sold them in favor of bonds with superior total-return potential. Our strategy of avoiding housing bonds also helped the trust; the sector performed poorly amidst record levels of mortgage refinancing activity.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. With short-term rates at historic lows during the period, the difference between short- and longer-term rates was relatively high. This made using leverage a particularly profitable approach during the period, and added to the trust's strong performance.

With interest rates falling to historic lows, our analysis showed an increasing possibility of a damaging upward shift in interest rates. We positioned the trust defensively by maintaining a duration (a measure of interest-rate sensitivity) that was approximately one-half year shorter than that of the benchmark during the period. This positioning helped the trust when rates climbed, but kept it from fully participating in the bond market rally earlier in the period.

We were equally defensive in managing the portfolio's maturity structure. Given the steepness of the yield curve for much of the period (steepness is a measure of the difference in yields between long and short-maturity securities), we focused on a strategy designed to outperform in a curve-flattening environment. We purchased premium bonds in the 15- to 22-year range that were priced to 10-year call dates. These bonds offer attractive yields compared to bonds with

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003

----------------------------------------------------------
      BASED ON     BASED ON       LEHMAN BROTHERS
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       6.85%        12.30%             5.11%
----------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information.

similar interest-rate risk. We sold bonds in the 5- to 10-year range, an area of the curve that we feel will underperform when short rates rise. This curve flattening did not occur as early as we anticipated, however, and the strategy hampered performance when short rates fell in the first part of the period. However, when long-bond yields rose in the latter part of the period, our emphasis on defensive bonds in the 15- to 22-year range helped to preserve principal.

In addition to this core strategy, we also traded high-grade bonds in the 30-year range based on relative value fluctuations. We sought out issues that were cheap relative to comparable bonds, and then sold them after they achieved their performance targets in order to reinvest the proceeds into securities with greater total-return prospects. As part of this strategy, we added to the portfolio's exposure in the A-rated hospital sector, which offered attractive total-return potential compared to similar bonds in other sectors.

During the period, many municipalities faced budget shortfalls and potential credit downgrades. In this challenging environment, we emphasized the highest credit-quality tiers of the municipal bond market. As of October 31, 2003, approximately 69 percent of the trust's long-term investments were invested in bonds rated AAA, the highest credit quality available. We will continue with our disciplined investment approach, monitoring the market closely for compelling opportunities.

TOP 5 SECTORS AS OF 10/31/03                RATINGS ALLOCATION AS OF 10/31/03
Health Care                   13.5%         AAA/Aaa                         69.3%
Public Education              10.6          AA/Aa                           17.5
Transportation                 9.8          A/A                              8.6
General Purpose                9.7          BBB/Baa                          4.1
Higher Education               9.4          BB/Ba                            0.2
                                            B/B                              0.3

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.
 4

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                         BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2003
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                      COUPON   MATURITY       VALUE
           MUNICIPAL BONDS  157.1%
           ALABAMA  1.5%
$ 1,000    Alabama Bldg Renovation Fin Auth Rev Rfdg (AMBAC
           Insd)........................................... 5.625%   09/01/24   $   1,074,550
  1,550    Birmingham, AL Arpt Auth Arpt Rev Rfdg (AMBAC
           Insd)........................................... 5.500    07/01/14       1,649,510
  2,000    Montgomery, AL Wt (AMBAC Insd).................. 5.250    05/01/20       2,131,640
                                                                                -------------
                                                                                    4,855,700
                                                                                -------------
           ARIZONA  3.8%
  1,425    Arizona Cap Fac Fin Corp Student Hsg Rev AZ St
           Univ Proj....................................... 6.250    09/01/32       1,489,652
  2,500    Arizona Sch Fac Brd Rev St Sch Impt............. 5.500    07/01/17       2,772,700
  2,900    Arizona Tourism & Sports Auth Multi Purp Stad
           Fac Ser A (MBIA Insd)........................... 5.375    07/01/22       3,093,430
  2,875    Phoenix, AZ Civic Impt Corp Arpt Rev Jr Lien
           (FGIC Insd)..................................... 5.375    07/01/29       2,911,944
    955    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
           Irvington Proj Tucson Ser A Rfdg (FSA Insd)..... 7.250    07/15/10       1,006,236
  1,000    Scottsdale, AZ Indl Dev Auth Hosp Rev Scottsdale
           Hlthcare........................................ 5.800    12/01/31       1,016,100
                                                                                -------------
                                                                                   12,290,062
                                                                                -------------
           CALIFORNIA  5.7%
  2,630    Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec
           Sub Pub Impts Proj C (FSA Insd).................   *      09/01/20       1,120,196
  4,000    California Infrastructure & Econ Dev Bk Rev Bay
           Area Toll Brdgs First Lien A (AMBAC Insd)....... 5.000    07/01/33       4,025,640
  5,500    California St Dept Wtr Res Pwr Ser A (AMBAC
           Insd)........................................... 5.500    05/01/16       6,088,995
  2,000    California St Dept Wtr Res Pwr Ser A (AMBAC
           Insd)........................................... 5.750    05/01/17       2,184,960
  5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
           Apprec Rfdg.....................................   *      01/15/25       1,435,700
  3,000    Los Angeles, CA Uni Sch Dist Ser A (FSA Insd)... 5.250    07/01/19       3,229,440
                                                                                -------------
                                                                                   18,084,931
                                                                                -------------

 6                                             See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                      COUPON   MATURITY       VALUE
           COLORADO  2.3%
$ 8,500    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev E-470
           Proj Ser C (Prerefunded @ 08/31/05).............   *      08/31/26   $   1,728,390
  3,000    Colorado Hlth Fac Auth Rev Catholic Hlth
           Initiatives Ser A............................... 5.500%   03/01/32       3,058,980
    225    Colorado Hsg Fin Auth Single Family Pgm Sr Ser
           B1.............................................. 7.900    12/01/25         233,912
     65    Colorado Hsg Fin Auth Single Family Pgm Sr Ser
           D-1 Rfdg (a).................................... 8.000    12/01/24          65,088
     32    Colorado Hsg Fin Auth Single Family Pgm Sr Ser
           E............................................... 8.125    12/01/24          32,173
  2,000    La Plata Cnty, CO Sch Dist 9 (MBIA Insd)........ 5.250    11/01/19       2,138,260
                                                                                -------------
                                                                                    7,256,803
                                                                                -------------
           CONNECTICUT  1.4%
  3,250    Connecticut St Spl Oblig Pkg Rev Bradley Intl
           Arpt Ser A (ACA Insd)........................... 6.600    07/01/24       3,464,922
  1,000    Hartford, CT Pkg Sys Rev Ser A.................. 6.400    07/01/20       1,042,160
                                                                                -------------
                                                                                    4,507,082
                                                                                -------------
           DISTRICT OF COLUMBIA  2.0%
  2,500    District Columbia Rev Gonzaga College (FSA
           Insd)........................................... 5.250    07/01/32       2,561,400
  3,850    Metropolitan Washington DC Arpt Auth Sys Ser A
           (FGIC Insd)..................................... 5.250    10/01/32       3,906,787
                                                                                -------------
                                                                                    6,468,187
                                                                                -------------
           FLORIDA  2.9%
  2,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd)........................................... 5.950    07/01/20       2,118,120
  2,500    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
           (FGIC Insd)..................................... 5.375    10/01/32       2,569,925
  2,250    Miami-Dade Cnty, FL Aviation Ser A (FSA Insd)... 5.000    10/01/33       2,234,362
  2,355    Plantation, FL Proj Impt & Rfdg (FSA Insd)...... 5.000    08/15/19       2,465,285
                                                                                -------------
                                                                                    9,387,692
                                                                                -------------
           GEORGIA  3.9%
  1,000    Athens, GA Hsg Auth Student Hsg Univ of GA East
           Campus (AMBAC Insd)............................. 5.250    12/01/22       1,050,430
  1,000    Atlanta, GA Arpt Rev Ser B (FGIC Insd).......... 5.625    01/01/30       1,041,360
  3,770    Monroe Cnty, GA Dev Auth Pollutn Ctl Rev
           Oglethorpe Pwr Corp Scherer Ser A............... 6.800    01/01/12       4,474,424
  3,000    Municipal Elec Auth GA Combustion Turbine Proj
           Ser A (MBIA Insd)............................... 5.250    11/01/19       3,203,850
  2,500    Municipal Elec Auth GA Combustion Turbine Proj
           Ser A (MBIA Insd)............................... 5.250    11/01/21       2,646,050
                                                                                -------------
                                                                                   12,416,114
                                                                                -------------

See Notes to Financial Statements                                              7

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                      COUPON   MATURITY       VALUE
           ILLINOIS  17.8%
$    45    Aurora, IL Single Family Mtg Rev Ser B Rfdg
           (GNMA Collateralized)........................... 8.050%   09/01/25   $      45,334
  3,750    Bolingbrook, IL Cap Apprec Ser B (MBIA Insd)....   *      01/01/30         863,850
  2,000    Chicago, IL Brd of Ed (FGIC Insd)............... 5.500    12/01/31       2,111,880
  5,000    Chicago, IL Brd of Ed Cap Apprec Sch Reform Ser
           A (FGIC Insd)...................................   *      12/01/28       1,246,600
  3,150    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien Ser A Rfdg (MBIA Insd)..................... 5.375    01/01/32       3,218,638
  1,895    Chicago, IL Pk Dist Hbr Fac Rev (Prerefunded @
           01/01/11)....................................... 5.875    01/01/16       2,202,104
  2,500    Chicago, IL Pk Dist Ser C (FGIC Insd)........... 5.500    01/01/19       2,726,900
  5,000    Chicago, IL Sch Fin Auth Ser A (MBIA Insd)...... 5.000    06/01/09       5,208,750
  1,000    Chicago, IL Wastewtr Transmission Rev Second
           Lien (MBIA Insd)................................ 5.750    01/01/25       1,081,880
  3,000    Cicero, IL Alt Rev Source (Prerefunded @
           12/01/04) (MBIA Insd)........................... 6.500    12/01/14       3,236,310
  4,500    Cook Cnty, IL Cap Impt Ser A (FGIC Insd)........ 5.000    11/15/23       4,565,205
  1,620    Cook Cnty, IL Cmnty High Sch Dist No. 219 Niles
           Twp (FSA Insd)..................................   *      12/01/11       1,184,803
  2,260    Cook Cnty, IL Cmnty High Sch Dist No. 219 Niles
           Twp (FSA Insd)..................................   *      12/01/12       1,555,129
  2,235    Cook Cnty, IL Cmnty High Sch Dist No. 219 Niles
           Twp (FSA Insd)..................................   *      12/01/13       1,452,772
  3,110    Du Page Cnty, IL Trans Rev (FSA Insd)........... 5.750    01/01/17       3,500,429
  2,740    Illinois Dev Fin Auth Rev Loc Govt Pgm Aurora
           East Sch (MBIA Insd)............................   *      12/01/16       1,492,067
    920    Illinois Hsg Dev Auth Rev Homeowner Mtg G2...... 6.050    08/01/29         960,977
  1,925    Kendall, Kane & Will Cntys, IL Cmnty Unit Sch
           Dist No. 308 Ser B (FGIC Insd).................. 5.250    10/01/21       2,032,184
  2,135    Mc Henry Cnty, IL Cmnty High Sch Dist No. 154
           Cap Apprec (FGIC Insd)..........................   *      01/01/14       1,362,087
  1,440    Mc Henry Cnty, IL Cmnty High Sch Dist No. 154
           Cap Apprec (FGIC Insd)..........................   *      01/01/17         768,168
  1,250    Metropolitan Pier & Expo Auth IL Dedicated St
           Tax Rev McCormick Pl Expn Proj (FGIC Insd)...... 5.375    12/15/18       1,354,675
  1,000    Metropolitan Pier & Expo Auth IL Dedicated St
           Tax Rev McCormick Pl Expn Proj Rfdg (FGIC
           Insd)........................................... 5.500    12/15/24       1,057,750
  6,000    Metropolitan Pier & Expo Auth IL Dedicated St
           Tax Rev McCormick Pl Expn Ser A (MBIA Insd)..... 5.250    06/15/42       6,148,140
  5,000    Regional Tran Auth IL Ser B (AMBAC Insd)........ 8.000    06/01/17       6,859,850
  1,150    Will Cnty, IL Cmnty Sch Dist 365U Vly View Ser B
           (FSA Insd)......................................   *      11/01/15         669,449
                                                                                -------------
                                                                                   56,905,931
                                                                                -------------

 8                                             See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                      COUPON   MATURITY       VALUE
           INDIANA  4.0%
$ 1,000    Allen Cnty, IN Juvenile Justice Ctr First Mtg
           (AMBAC Insd).................................... 5.500%   01/01/18   $   1,090,710
  1,960    Bloomington, IN Swr Wks Rev Rfdg (MBIA Insd).... 5.000    01/01/20       2,025,915
  1,060    Bloomington, IN Swr Wks Rev Rfdg (MBIA Insd).... 5.000    01/01/21       1,088,970
  3,155    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosp
           Proj (MBIA Insd)................................ 6.850    07/01/22       3,201,694
  2,000    Indiana Hlth Fac Fin Auth Hosp Rev Columbus Regl
           Hosp Rfdg (FSA Insd)............................ 7.000    08/15/15       2,499,560
  1,500    Indiana St Dev Fin Auth Rev Exempt Fac Conv Rfdg
           (a)............................................. 5.950    08/01/30       1,385,145
  1,220    North Adams, IN Cmnty Sch Cap Apprec First Mtg
           (FSA Insd)......................................   *      07/15/16         677,795
  1,230    North Adams, IN Cmnty Sch Cap Apprec First Mtg
           (FSA Insd)......................................   *      01/15/17         658,308
                                                                                -------------
                                                                                   12,628,097
                                                                                -------------
           KANSAS  0.2%
    240    Sedgwick & Shawnee Cntys, KS Single Family Rev
           Coll Mtg Ser A-II Rfdg (GNMA Collateralized).... 8.050    05/01/24         251,270
    430    Sedgwick Cnty, KS Single Family Rev Coll Mtg Ser
           A-III Rfdg (GNMA Collateralized)................ 8.125    05/01/24         454,665
                                                                                -------------
                                                                                      705,935
                                                                                -------------
           LOUISIANA  2.9%
  1,895    Louisiana Hsg Fin Agy Mtg Rev Multi-Family
           Emerald Pointe Apts (FHA Gtd)................... 7.100    11/01/33       1,944,327
    525    Louisiana Hsg Fin Agy Mtg Rev Single Family
           Access Pgm Ser B (GNMA Collateralized).......... 8.000    03/01/25         551,602
  3,000    Louisiana St Energy & Pwr Auth Pwr Proj Rev Rfdg
           (FSA Insd)...................................... 5.750    01/01/12       3,437,850
  3,000    Saint Charles Parish, LA Environmental Impt Rev
           LA Pwr & Lt Co Ser A (AMBAC Insd)............... 6.875    07/01/24       3,170,070
                                                                                -------------
                                                                                    9,103,849
                                                                                -------------
           MARYLAND  1.5%
  1,370    Maryland St Econ Dev Corp Student Hsg Rev
           Salisbury Univ Proj............................. 5.000    06/01/34       1,255,112
  1,000    Maryland St Econ Dev Corp Student Hsg Rev Univ
           MD College Pk Proj.............................. 5.625    06/01/35         991,040
  2,360    Northeast, MD Waste Disp Auth Rfdg (AMBAC
           Insd)........................................... 5.500    04/01/16       2,542,239
                                                                                -------------
                                                                                    4,788,391
                                                                                -------------

See Notes to Financial Statements                                              9

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                      COUPON   MATURITY       VALUE
           MASSACHUSETTS  3.9%
$ 3,955    Massachusetts Bay Trans Auth Gen Trans Sys Ser A
           Rfdg............................................ 5.500%   03/01/12   $   4,500,197
  4,815    Massachusetts Muni Whsl Elec Co Proj 6-A (MBIA
           Insd)........................................... 5.000    07/01/11       5,289,952
  1,500    Massachusetts St Fed Hwy Gnt Antic Nt Ser A..... 5.750    06/15/15       1,738,515
  1,000    Massachusetts St Hlth & Ed Fac Auth Rev Saint
           Mem Med Ctr Ser A............................... 6.000    10/01/23         899,690
                                                                                -------------
                                                                                   12,428,354
                                                                                -------------
           MICHIGAN  1.5%
  2,000    Macomb Cnty, MI Hosp Fin Auth Hosp Rev Mt
           Clemens Gen Hosp Ser B.......................... 5.875    11/15/34       1,902,940
  1,680    Michigan Higher Ed Fac Auth Rev Ltd Oblig Hope
           College Proj Rfdg (Connie Lee Insd)............. 7.000    10/01/14       1,783,555
  1,000    Michigan St Strategic Fd Detroit Edison Pollutn
           Ctl Ser B Rfdg.................................. 5.650    09/01/29       1,013,480
                                                                                -------------
                                                                                    4,699,975
                                                                                -------------
           MINNESOTA  1.3%
  3,875    Saint Paul, MN Port Auth Lease Rev Office Bldg
           at Cedar Str.................................... 5.250    12/01/19       4,148,924
                                                                                -------------

           MISSISSIPPI  1.8%
  2,000    Mississippi Bus Fin Corp MS Pollutn Ctl Rev Sys
           Energy Res Inc Proj............................. 5.875    04/01/22       1,994,320
  1,000    Mississippi Bus Fin Corp MS Pollutn Ctl Rev Sys
           Energy Res Inc Proj Rfdg........................ 5.900    05/01/22       1,000,000
  1,590    Mississippi Home Corp Single Family Rev Mtg
           Access Pgm Ser B (GNMA Collateralized).......... 7.900    03/01/25       1,618,318
    480    Mississippi Home Corp Single Family Rev Mtg
           Access Pgm Ser C (GNMA Collateralized).......... 8.125    12/01/24         506,750
    650    Mississippi Home Corp Single Family Rev Mtg
           Access Pgm Ser E (GNMA Collateralized).......... 8.100    12/01/25         689,487
                                                                                -------------
                                                                                    5,808,875
                                                                                -------------
           MISSOURI  1.6%
  2,100    Kansas City, MO Arpt Rev Gen Impt Ser A (FSA
           Insd)........................................... 6.900    09/01/10       2,213,883
  1,345    Kansas City, MO Met Cmnty Colleges Bldg Corp Rev
           Leasehold Jr College Impt & Rfdg (FGIC Insd).... 5.500    07/01/17       1,490,206
  1,210    Saint Louis, MO Arpt Rev Cap Impt Pgm Ser A
           (MBIA Insd)..................................... 5.375    07/01/18       1,305,481
                                                                                -------------
                                                                                    5,009,570
                                                                                -------------

 10                                            See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                      COUPON   MATURITY       VALUE
           NEW HAMPSHIRE  0.7%
$ 1,155    New Hampshire Hlth & Ed Fac Auth Rev Derryfield
           Sch............................................. 7.000%   07/01/30   $   1,169,414
  1,000    New Hampshire St Bus Fin Auth Wtr Fac Rev
           Pennichuck Wtrwks Inc (AMBAC Insd).............. 6.300    05/01/22       1,132,980
                                                                                -------------
                                                                                    2,302,394
                                                                                -------------
           NEW JERSEY  11.2%
  5,000    New Jersey Econ Dev Auth Sch Fac Constr Ser F
           (FGIC Insd)..................................... 5.250    06/15/20       5,360,650
 10,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd)............................ 5.900    03/15/21      11,601,900
  8,000    New Jersey Econ Dev Auth Wtr Fac Rev NJ American
           Wtr Co Inc Proj Ser A (FGIC Insd)............... 6.875    11/01/34       8,602,960
  5,000    New Jersey St Ed Fac Auth Higher Ed Cap Impt Ser
           A (AMBAC Insd).................................. 5.250    09/01/21       5,298,600
  4,650    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
           Svc Elec & Gas Ser D Rfdg (MBIA Insd)........... 6.550    10/01/29       4,951,971
                                                                                -------------
                                                                                   35,816,081
                                                                                -------------
           NEW MEXICO  1.0%
  2,020    University NM Univ Rev Sub Lien Ser A Rfdg...... 5.250    06/01/20       2,134,898
  1,125    University NM Univ Rev Sub Lien Ser A Rfdg...... 5.250    06/01/21       1,183,252
                                                                                -------------
                                                                                    3,318,150
                                                                                -------------
           NEW YORK  27.7%
    170    Broome Cnty, NY Ctf Part (MBIA Insd)............ 5.250    04/01/15         175,806
  4,250    New York City Indl Dev Agy Civic Fac Rev USTA
           Natl Tennis Ctr Proj (FSA Insd)................. 6.375    11/15/14       4,546,650
  1,300    New York City Indl Dev Civic YMCA Gtr NY Proj... 5.800    08/01/16       1,420,744
  1,325    New York City Ser B1 (Prerefunded @ 08/15/04)... 7.000    08/15/16       1,400,631
  2,225    New York City Ser F Rfdg........................ 6.000    08/01/11       2,445,186
  2,500    New York City Ser H............................. 5.750    03/15/12       2,778,725
  3,350    New York City Transitional Fin Auth Future Tax
           Secd Ser B...................................... 5.000    08/01/21       3,450,098
  5,000    New York City Transitional Fin Auth Rev Future
           Tax Secd Ser A.................................. 5.500    11/01/26       5,606,300
  2,525    New York St Dorm Auth Lease Rev Muni Hlth Fac
           Impt Pgm Ser A (FSA Insd)....................... 5.500    05/15/25       2,705,436
  1,625    New York St Dorm Auth Lease Rev St Univ Dorm Fac
           Ser A........................................... 6.000    07/01/14       1,857,895
  1,450    New York St Dorm Auth Lease Rev St Univ Dorm Fac
           Ser C (MBIA Insd)............................... 5.500    07/01/29       1,548,658
  1,135    New York St Dorm Auth Rev City Univ Sec Ser B
           (Escrowed to Maturity).......................... 5.375    07/01/07       1,275,956
  3,915    New York St Dorm Auth Rev City Univ Sec Ser B... 5.375    07/01/07       4,336,606

See Notes to Financial Statements                                             11

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                      COUPON   MATURITY       VALUE
           NEW YORK (CONTINUED)
$ 3,100    New York St Dorm Auth Rev City Univ Sys Cons Ser
           A............................................... 5.625%   07/01/16   $   3,509,107
  2,600    New York St Dorm Auth Rev Cons City Univ Sys
           Second Gen Ser A................................ 5.750    07/01/13       2,994,082
  2,535    New York St Dorm Auth Rev Mental Hlth Ser B..... 5.750    08/15/11       2,788,373
     15    New York St Dorm Auth Rev Mental Hlth Ser B
           (Prerefunded @ 2/15/07)......................... 5.750    08/15/11          17,156
  2,545    New York St Dorm Auth Rev Mental Hlth Svc Fac
           Impt Ser D (FSA Insd)........................... 5.875    02/15/14       2,831,669
  1,350    New York St Dorm Auth Rev Ser B................. 7.500    05/15/11       1,647,891
    650    New York St Dorm Auth Rev Ser B (Prerefunded @
           05/15/09)....................................... 7.500    05/15/11         821,607
  5,000    New York St Dorm Auth Rev St Univ Ed Fac Ser A.. 5.500    05/15/08       5,638,900
  2,000    New York St Environmental Fac Corp St Clean Wtr
           & Drinking Revolving Fd Ser B................... 5.000    06/15/20       2,083,040
  5,000    New York St Med Care Fac Fin Agy Rev NY Downtown
           Hosp Ser A (Prerefunded @ 02/15/05)............. 6.800    02/15/20       5,459,500
  6,750    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
           Ser A (Prerefunded @ 02/15/05) (AMBAC Insd)..... 6.300    08/15/06       7,325,438
  7,000    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
           Ser A (Prerefunded @ 02/15/05) (AMBAC Insd)..... 6.400    08/15/07       7,605,640
  2,505    New York St Mtg Agy Rev Homeowner Mtg Ser 82.... 5.650    04/01/30       2,659,609
  7,025    New York St Twy Auth Svc Contract Rev Loc Hwy &
           Brdg............................................ 5.500    04/01/16       7,742,463
  1,550    New York St Urban Dev Corp Rev Correctional Cap
           Fac Ser 7 (Prerefunded @ 01/01/07).............. 5.700    01/01/27       1,764,768
                                                                                -------------
                                                                                   88,437,934
                                                                                -------------
           NORTH CAROLINA  5.3%
 11,000    North Carolina Muni Pwr Agy No. 1 Catawba Elec
           Rev Rfdg (MBIA Insd)............................ 6.000    01/01/12      12,798,060
  4,000    North Carolina Muni Pwr Agy Ser A (MBIA Insd)... 5.250    01/01/19       4,261,720
                                                                                -------------
                                                                                   17,059,780
                                                                                -------------
           NORTH DAKOTA  0.5%
  1,630    North Dakota St Hsg Fin Agy Rev Hsg Fin Pgm Home
           Mtg Fin Ser B (MBIA Insd)....................... 5.500    07/01/29       1,658,965
                                                                                -------------

 12                                            See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                      COUPON   MATURITY       VALUE
           OHIO  2.4%
$ 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc Proj.. 7.500%   01/01/30   $   1,103,390
  2,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare...... 5.375    10/01/30       2,006,920
  3,450    Lorain Cnty, OH Hosp Rev Catholic Hlthcare Ser A
           Impt & Rfdg..................................... 5.250    10/01/33       3,401,183
  1,000    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg... 6.375    05/15/11       1,059,570
                                                                                -------------
                                                                                    7,571,063
                                                                                -------------
           OKLAHOMA  2.7%
  1,100    Oklahoma City, OK Indl & Cultural Fac Tr Rev
           Dist Heating & Cooling Trigen (LOC: Societe
           Generale)....................................... 6.750    09/15/17       1,105,060
  1,065    Oklahoma Dev Fin Auth Lease Rev OK Council Law
           Enforcement (MBIA Insd)......................... 5.500    06/01/17       1,172,331
  1,120    Oklahoma Dev Fin Auth Lease Rev OK Council Law
           Enforcement (MBIA Insd)......................... 5.500    06/01/18       1,225,246
  1,185    Oklahoma Dev Fin Auth Lease Rev OK Council Law
           Enforcement (MBIA Insd)......................... 5.500    06/01/19       1,290,110
  2,000    Sapulpa, OK Muni Auth Cap Impt & Rfdg
           (Prerefunded @ 07/01/10) (FSA Insd)............. 5.750    07/01/30       2,347,720
  1,250    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev (AMBAC
           Insd)........................................... 6.250    11/01/22       1,441,713
                                                                                -------------
                                                                                    8,582,180
                                                                                -------------
           OREGON  3.9%
  2,500    Oregon Hlth Sciences Univ Insd Ser A (MBIA
           Insd)........................................... 5.250    07/01/22       2,632,700
  5,000    Oregon St Dept Admin Ser C Rfdg (MBIA Insd)..... 5.250    11/01/18       5,351,750
  4,000    Portland, OR Swr Sys Rev Ser A (FGIC Insd)...... 5.750    08/01/18       4,516,160
                                                                                -------------
                                                                                   12,500,610
                                                                                -------------
           PENNSYLVANIA  5.0%
    700    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
           Insd)...........................................   *      03/15/14         448,336
  1,830    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
           Insd)...........................................   *      09/15/14       1,147,172
  4,000    Pennsylvania Intergovt Coop Auth Spl Tax Rev
           Philadelphia Fdg Pgm (Prerefunded @ 06/15/05)
           (FGIC Insd)..................................... 6.750    06/15/21       4,355,520
  1,000    Pennsylvania St Higher Ed UPMC Hlth Sys Ser A... 6.000    01/15/31       1,040,940
  2,440    Philadelphia, PA Sch Dist Ser A (FSA Insd)...... 5.750    02/01/11       2,813,857

See Notes to Financial Statements                                             13

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                      COUPON   MATURITY       VALUE
           PENNSYLVANIA (CONTINUED)
$ 2,000    Radnor Twp, PA Sch Dist......................... 5.750%   03/15/26   $   2,157,060
  4,000    State Pub Sch Bldg Auth PA Sch Rev Lease
           Philadelphia Sch Dist Proj (FSA Insd)........... 5.000    06/01/33       4,028,600
                                                                                -------------
                                                                                   15,991,485
                                                                                -------------
           SOUTH CAROLINA  3.8%
  1,385    Easley, SC Util Rev (FSA Insd).................. 5.250    12/01/20       1,472,851
  2,500    South Carolina Jobs Econ Dev Auth Indl Rev Elec
           & Gas Co Proj Ser A (AMBAC Insd)................ 5.200    11/01/27       2,577,000
  3,750    South Carolina Jobs Econ Dev Auth Indl Rev Elec
           & Gas Co Proj Ser B (AMBAC Insd)................ 5.450    11/01/32       3,862,613
  4,250    South Carolina Jobs Econ Dev Rev Bon Secours
           Hlth Sys Inc Ser A.............................. 5.625    11/15/30       4,291,863
                                                                                -------------
                                                                                   12,204,327
                                                                                -------------
           TENNESSEE  1.0%
  1,500    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp Ser
           B Impt & Rfdg (MBIA Insd)....................... 7.750    07/01/29       1,936,500
  1,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp Ser
           B Impt & Rfdg................................... 8.000    07/01/33       1,121,350
    200    Franklin, TN Spl Sch Dist Cap Apprec (FSA
           Insd)...........................................   *      06/01/16         114,526
                                                                                -------------
                                                                                    3,172,376
                                                                                -------------
           TEXAS  14.5%
  2,350    Austin, TX Ctf Oblig (MBIA Insd)................ 5.375    09/01/20       2,513,396
    825    Brazos, TX Higher Ed Auth Inc Student Ln Rev
           SubSer A2 Rfdg.................................. 6.800    12/01/04         861,028
  3,000    Dallas Cnty, TX Util & Reclamation Dist Ser B
           Rfdg (AMBAC Insd)............................... 5.875    02/15/29       3,133,350
  4,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
           (FSA Insd)...................................... 5.500    11/01/21       4,183,120
  2,500    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
           (FGIC Insd)..................................... 5.750    11/01/30       2,640,950
  2,000    Harris Cnty, TX Hlth Fac Dev Mem Hermann
           Hlthcare Ser A.................................. 6.375    06/01/29       2,140,220
  5,000    Houston, TX Arpt Sys Rev Sub Lien Ser A (FSA
           Insd)........................................... 5.125    07/01/32       5,008,300
  2,910    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser C
           (FGIC Insd)..................................... 5.375    12/01/27       3,026,516
    515    Little Elm, TX Indpt Sch Dist (PSFG Insd)....... 6.750    08/15/29         559,182
  4,625    Little Elm, TX Indpt Sch Dist (Prerefunded @
           08/15/05) (PSFG Insd)........................... 6.750    08/15/29       5,075,753
  1,500    Metropolitan Hlth Fac Dev Corp TX Wilson N Jones
           Mem Hosp Proj................................... 7.250    01/01/31       1,389,345
  5,000    North Cent TX Hlth Fac Dev Hosp Childrens Med
           Ctr Dallas (AMBAC Insd)......................... 5.250    08/15/32       5,141,850

 14                                            See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                      COUPON   MATURITY       VALUE
           TEXAS (CONTINUED)
$ 5,000    San Antonio, TX Elec & Gas Sys Rfdg............. 5.375%   02/01/19   $   5,353,500
  2,000    San Antonio, TX Elec & Gas Sys Rfdg............. 5.375    02/01/20       2,131,420
  2,000    Tarrant Cnty, TX Jr College Dist................ 5.050    02/15/10       2,181,820
  1,000    Trinity Rvr Auth TX Rev Tarrant Cnty Wtr Proj
           Impt & Rfdg (MBIA Insd)......................... 5.500    02/01/21       1,082,380
                                                                                -------------
                                                                                   46,422,130
                                                                                -------------
           WASHINGTON  8.9%
  3,750    Chelan Cnty, WA Pub Util Dist No. 001 Cons Rev
           Chelan Hydro Ser A (MBIA Insd).................. 5.600    01/01/36       3,899,700
  2,500    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (FSA Insd)................................. 5.500    07/01/18       2,716,325
  5,000    Energy Northwest WA Elec Rev Proj No 3 Ser B
           Rfdg (FSA Insd)................................. 6.000    07/01/16       5,712,250
  1,400    King Cnty, WA Hsg Auth Hsg Rev Pooled Sr Ser A
           Rfdg............................................ 6.700    03/01/15       1,460,774
  2,120    Seattle, WA Muni Lt & Pwr Rev................... 5.625    12/01/17       2,293,246
  3,000    Spokane, WA Pub Fac Dist Hotel Motel & Sales Use
           Tax (MBIA Insd)................................. 5.250    09/01/33       3,103,140
  4,750    Tacoma, WA Elec Sys Rev Ser A Rfdg (FSA Insd)... 5.750    01/01/14       5,355,008
  1,500    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA Insd)... 5.500    01/01/12       1,694,925
  1,000    Thurston & Pierce Cntys, WA (FSA Insd).......... 5.000    12/01/20       1,036,570
  1,000    Thurston & Pierce Cntys, WA (FSA Insd).......... 5.000    12/01/21       1,030,290
                                                                                -------------
                                                                                   28,302,228
                                                                                -------------
           WEST VIRGINIA  3.1%
  2,400    Berkeley Cnty, WV Bldg Comm Hosp Rev City Hosp
           Proj............................................ 6.500    11/01/22       2,271,576
  5,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
           Ser C (MBIA Insd)............................... 6.850    06/01/22       5,190,250
    280    West Virginia St Hsg Dev Fd Hsg Fin Ser A....... 5.450    11/01/21         283,203
  2,000    West Virginia St Hsg Dev Fd Ser A............... 5.550    05/01/17       2,045,200
                                                                                -------------
                                                                                    9,790,229
                                                                                -------------
           WISCONSIN  1.3%
    985    Wisconsin Hsg & Econ Dev Auth Homeownership Rev
           Ser A........................................... 6.450    03/01/17         995,904
  3,000    Wisconsin St Hlth & Ed Fac Wheaton Franciscan
           Svc Rfdg........................................ 5.750    08/15/30       3,046,080
                                                                                -------------
                                                                                    4,041,984
                                                                                -------------
           WYOMING  0.3%
  1,000    University WY Univ Rev Fac Impt (FSA Insd)...... 5.500    06/01/18       1,102,890
                                                                                -------------

See Notes to Financial Statements                                             15

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                      COUPON   MATURITY       VALUE
           PUERTO RICO  3.8%
$10,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
           Y Rfdg (FSA Insd) (b)........................... 6.250%   07/01/21   $  12,192,300
                                                                                -------------
TOTAL INVESTMENTS  157.1%
  (Cost $469,556,976)........................................................     501,961,578
OTHER ASSETS IN EXCESS OF LIABILITIES  2.4%..................................       7,612,620
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (59.5%)..................    (190,025,335)
                                                                                -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $ 319,548,863
                                                                                =============

*   Zero coupon bond

(a) Security converts to a fixed coupon rate at a predetermined date.

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

PSFG--Permanent School Fund Guaranty

 16                                            See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2003

ASSETS:
Total Investments (Cost $469,556,976).......................  $501,961,578
Receivables:
  Interest..................................................     8,153,368
  Investments Sold..........................................     3,834,948
Other.......................................................         9,497
                                                              ------------
    Total Assets............................................   513,959,391
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,443,432
  Investment Advisory Fee...................................       258,927
  Custodian Bank............................................       117,075
  Variation Margin on Futures...............................       108,453
  Income Distributions--Common Shares.......................        85,434
  Administrative Fee........................................        21,577
  Affiliates................................................        14,624
Trustees' Deferred Compensation and Retirement Plans........       215,067
Accrued Expenses............................................       120,604
                                                              ------------
    Total Liabilities.......................................     4,385,193
Preferred Shares (including accrued distributions)..........   190,025,335
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $319,548,863
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($319,548,863 divided by
  19,106,785 shares outstanding)............................  $      16.72
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 19,106,785 shares issued and
  outstanding)..............................................  $    191,068
Paid in Surplus.............................................   282,026,578
Net Unrealized Appreciation.................................    31,126,048
Accumulated Undistributed Net Investment Income.............     3,468,169
Accumulated Net Realized Gain...............................     2,737,000
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $319,548,863
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 7,600 issued with liquidation preference of
  $25,000 per share)........................................  $190,000,000
                                                              ============

NET ASSETS INCLUDING PREFERRED SHARES.......................  $509,548,863
                                                              ============

See Notes to Financial Statements                                             17

Statement of Operations
For the Year Ended October 31, 2003

INVESTMENT INCOME:
Interest....................................................  $26,789,713
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    3,072,652
Preferred Share Maintenance.................................      524,575
Administrative Fee..........................................      256,053
Trustees' Fees and Related Expenses.........................       72,866
Legal.......................................................       52,743
Custody.....................................................       32,202
Other.......................................................      255,521
                                                              -----------
      Total Expenses........................................    4,266,612
                                                              -----------
NET INVESTMENT INCOME.......................................  $22,523,101
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 5,287,119
  Futures...................................................   (1,949,723)
                                                              -----------
Net Realized Gain...........................................    3,337,396
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   34,593,640
                                                              -----------
  End of the Period:
    Investments.............................................   32,404,602
    Futures.................................................   (1,278,554)
                                                              -----------
                                                               31,126,048
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,467,592)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (130,196)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(2,002,125)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $20,390,780
                                                              ===========

 18                                            See Notes to Financial Statements

Statements of Changes in Net Assets

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2003    OCTOBER 31, 2002
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 22,523,101        $ 22,990,585
Net Realized Gain.......................................       3,337,396           4,525,369
Net Unrealized Depreciation During the Period...........      (3,467,592)         (5,371,148)
Distributions to Preferred Shareholders:
  Net Investment Income.................................      (2,002,125)         (2,722,651)
                                                            ------------        ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      20,390,780          19,422,155

Distributions to Common Shareholders:
  Net Investment Income.................................     (21,207,192)        (19,965,484)
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................        (816,412)           (543,329)

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     320,365,275         320,908,604
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $3,468,169 and $4,457,677,
  respectively).........................................    $319,548,863        $320,365,275
                                                            ============        ============

See Notes to Financial Statements                                             19

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ------------------------------
                                                               2003      2002 (a)     2001
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 16.77    $ 16.80     $ 15.52
                                                              -------    -------     -------
  Net Investment Income.....................................     1.17       1.21        1.23
  Net Realized and Unrealized Gain/Loss.....................     (.01)      (.05)       1.18
  Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
    Net Investment Income...................................     (.10)      (.14)       (.34)
    Net Realized Gain.......................................      -0-        -0-         -0-
                                                              -------    -------     -------
Total from Investment Operations............................     1.06       1.02        2.07
Distributions Paid to Common Shareholders:
    Net Investment Income...................................    (1.11)     (1.05)       (.79)
    Net Realized Gain.......................................      -0-        -0-         -0-
                                                              -------    -------     -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 16.72    $ 16.77     $ 16.80
                                                              =======    =======     =======

Common Share Market Price at End of the Period..............  $ 16.20    $ 15.46     $ 14.35
Total Return (b)............................................   12.30%     15.28%      17.27%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $ 319.5    $ 320.4     $ 320.9
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.32%      1.46%       1.61%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.99%      7.26%       7.56%
Portfolio Turnover..........................................      27%        40%         32%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .83%       .91%       1.00%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    6.37%      6.40%       5.44%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    7,600      7,600       7,600
Asset Coverage Per Preferred Share (e)......................  $67,049    $67,170     $67,225
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000     $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000     $25,000

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses by $.02 and increase the ratio of net investment income to average net assets applicable to common shares by .11%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
-------------------------------------------------------------------------------
       2000       1999       1998       1997       1996       1995       1994
-------------------------------------------------------------------------------
     $  14.87   $  16.93   $  16.35   $  15.68   $  15.61   $  13.99   $  17.18
     --------   --------   --------   --------   --------   --------   --------
         1.24       1.22       1.25       1.26       1.29       1.33       1.35
          .68      (2.06)       .59        .72        .16       1.70      (3.15)
         (.40)      (.32)      (.35)      (.35)      (.36)      (.39)      (.28)
          -0-        -0-        -0-        -0-        -0-        -0-       (.02)
     --------   --------   --------   --------   --------   --------   --------
         1.52      (1.16)      1.49       1.63       1.09       2.64      (2.10)
         (.87)      (.90)      (.91)      (.96)     (1.02)     (1.02)     (1.02)
          -0-        -0-        -0-        -0-        -0-        -0-       (.07)
     --------   --------   --------   --------   --------   --------   --------
     $  15.52   $  14.87   $  16.93   $  16.35   $  15.68   $  15.61   $  13.99
     ========   ========   ========   ========   ========   ========   ========

     $12.9375   $12.9375   $15.8125   $15.0625   $  14.75   $ 14.375   $  12.75
        6.86%    -13.16%     11.33%      8.96%      9.88%     21.06%    -14.17%
     $  296.5   $  284.1   $  323.4   $  312.5   $  299.7   $  298.3   $  267.3
        1.75%      1.66%      1.64%      1.66%      1.72%      1.72%      1.64%
        8.34%      7.55%      7.48%      7.99%      8.31%      8.94%      8.63%
          26%        33%        30%        49%        37%        79%       133%
        1.05%      1.03%      1.03%      1.02%      1.05%      1.03%      1.00%
        5.61%      5.56%      5.35%      5.76%      5.99%      6.31%      6.81%
        7,600      7,600      3,800      3,800      3,800      3,800      3,800
     $ 64,014   $ 62,388   $135,105   $132,234   $128,865   $128,498   $120,355
     $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements                                             21

NOTES TO
FINANCIAL STATEMENTS

October 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust will invest substantially all of its net assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with its custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2003, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2003

    At October 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $468,366,607
                                                              ============
Gross tax unrealized appreciation...........................  $ 34,259,334
Gross tax unrealized depreciation...........................      (664,363)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 33,594,971
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2003 and 2002 was as follows:

                                                                2003        2002
Distributions paid from:
  Ordinary income...........................................  $522,411    $451,859
  Long-term capital gain....................................       -0-         -0-
                                                              --------    --------
                                                              $522,411    $451,859
                                                              ========    ========

    Due to inherent differences in the recognition of income, expenses and realized gains/ losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book to tax basis difference relating to expenses which are not deductible for tax purposes totaling $251 was reclassified from accumulated undistributed net investment income to paid in surplus. Additionally, a permanent difference relating to book to tax accretion differences totaling $303,543 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $  410,372
Undistributed long-term capital gain........................   1,542,823

    Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures transactions on October 31, 2003.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2003

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2003, the Trust recognized expenses of approximately $33,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2003, the Trust recognized expenses of approximately $50,100 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $138,009,752 and $144,019,556, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security

NOTES TO
FINANCIAL STATEMENTS

October 31, 2003

underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2003, were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2002.............................      507
Futures Opened..............................................    2,560
Futures Closed..............................................   (2,538)
                                                               ------
Outstanding at October 31, 2003.............................      529
                                                               ======

    The futures contracts outstanding as of October 31, 2003, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 5-Year Futures December 2003
  (Current Notional Value of $111,813 per contract).........     427        $  (938,653)
U.S. Treasury Notes 10-Year Futures December 2003
  (Current Notional Value of $112,297 per contract).........     102           (339,901)
                                                                 ---        -----------
                                                                 529        $(1,278,554)
                                                                 ===        ===========

5. PREFERRED SHARES

The Trust has outstanding 7,600 Auction Preferred Shares ("APS") in four series. Series A, B and C each contain 2,000 shares while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The

NOTES TO
FINANCIAL STATEMENTS

October 31, 2003

average rate in effect on October 31, 2003 was 0.905%. During the year ended October 31, 2003, the rates ranged from 0.600% to 1.800%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Advantage Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Advantage Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the Trust's custodian; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Advantage Municipal Income Trust as of October 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

December 8, 2003

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common

Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
THEODORE A. MYERS
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2003. The Trust designated 97.8% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.
 30

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 24, 2003, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Jerry D. Choate...........................................  16,762,597            166,985
Linda Hutton Heagy........................................  16,758,255            171,327
R. Craig Kennedy..........................................  16,756,755            172,827
Wayne W. Whalen...........................................  16,755,645            173,937
Suzanne H. Woolsey........................................  16,754,358            175,224

The other trustees of the Trust whose terms did not expire in 2003 are David C. Arch, Rod Dammeyer, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III and Hugo F. Sonnenschein

With regard to the vote for the amendment to the Declaration of Trust by the common shareholders of the Trust, 16,325,177 shares voted in favor of the proposal, 396,824 shares voted against and 207,581 shares abstained.

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             90       Trustee/Director/Managing
Blistex Inc.                               since 1992  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              88       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)          Trustee      Trustee     Prior to January 1999,         88       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Rod Dammeyer (63)             Trustee      Trustee     President of CAC, llc., a      90       Trustee/Director/Managing
CAC, llc.                                  since 1992  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of TeleTech
San Diego, CA 92122-6223                               services. Prior to July                 Holdings Inc.,
                                                       2000, Managing Partner of               Stericycle, Inc.,
                                                       Equity Group Corporate                  TheraSense, Inc., GATX
                                                       Investment (EGI), a                     Corporation, Arris Group,
                                                       company that makes                      Inc. and Trustee of the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to May
                                                                                               2002, Director of
                                                                                               Peregrine Systems Inc.
                                                                                               Prior to February 2001,
                                                                                               Vice Chairman and
                                                                                               Director of Anixter
                                                                                               International, Inc. and
                                                                                               IMC Global Inc. Prior to
                                                                                               July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM). Prior to April
                                                                                               1999, Director of Metal
                                                                                               Management, Inc.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (55)       Trustee      Trustee     Managing Partner of            88       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (51)         Trustee      Trustee     Director and President of      88       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 2003  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                 of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (68)            Trustee      Trustee     Prior to 1998, President       90       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Theodore A. Myers (73)        Trustee      Trustee     Financial consultant,          36       Director of Met Life
550 Washington Avenue                      since 1992  Trustee or Managing                     Investors (formerly knows
Glencoe, IL 60022                                      General Partner of other                as COVA Financial Life
                                                       funds in the Closed-End                 Insurance). Prior to
                                                       Fund Complex. Prior to                  1997, Director of McLouth
                                                       1998, Senior Financial                  Steel.
                                                       Advisor (and, prior to
                                                       1997, an Executive Vice
                                                       President, Chief
                                                       Financial Officer and
                                                       Director) of Qualitech
                                                       Steel Corporation, a
                                                       producer of high quality
                                                       engineered steels for
                                                       automotive,
                                                       transportation and
                                                       capital goods industries.
                                                       Prior to 1997, member of
                                                       the Arthur Andersen Chief
                                                       Financial Officers'
                                                       Advisory Committee.

Jack E. Nelson (67)           Trustee      Trustee     President of Nelson            88       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (63)     Trustee      Trustee     President Emeritus and         90       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)       Trustee      Trustee     Currently with Paladin         88       Trustee/Director/Managing
2101 Constitution Ave., N.W.               since 2003  Capital Group/Paladin                   General Partner of funds
Room 285                                               Homeland Security Fund.                 in the Fund Complex.
Washington, D.C. 20418                                 Previously Chief                        Director of Neurogen
                                                       Communications Officer of               Corporation, a
                                                       the National Academy of                 pharmaceutical company,
                                                       Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and Chief Operating
                                                       Officer from 1993 to
                                                       2001. Director of the
                                                       Institute for Defense
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, and
                                                       Trustee of Colorado
                                                       College. Prior to 1993,
                                                       Executive Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee,     Trustee     President and Chief            88       Trustee/Director/Managing
1221 Avenue of the Americas   President    since 2002  Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief                funds in the Fund                       in the Fund Complex.
                              Executive                Complex. Chairman,
                              Officer                  President, Chief
                                                       Executive Officer and
                                                       Director of the Advisers
                                                       and VK Advisors Inc.
                                                       since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)  Trustee      Trustee     Advisory Director of           90       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        90       Trustee/Director/Managing
333 West Wacker Drive                      since 1992  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom                          in the Fund Complex.
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (63)          Vice President           Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                    since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                         December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                                  Investments and President and Chief Operations Officer of
                                                                   the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                                   Executive Vice President and Chief Investment Officer of
                                                                   funds in the Fund Complex. Prior to May 2001, Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, and Managing Director and President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to December
                                                                   2000, Executive Vice President and Chief Investment Officer
                                                                   of Van Kampen Investments, and President and Chief Operating
                                                                   Officer of the Advisers. Prior to April 2000, Executive Vice
                                                                   President and Chief Investment Officer for Equity
                                                                   Investments of the Advisers. Prior to October 1998, Vice
                                                                   President and Senior Portfolio Manager with AIM Capital
                                                                   Management, Inc. Prior to February 1998, Senior Vice
                                                                   President and Portfolio Manager of Van Kampen American
                                                                   Capital Asset Management, Inc., Van Kampen American Capital
                                                                   Investment Advisory Corp. and Van Kampen American Capital
                                                                   Management, Inc.

Stefanie V. Chang (37)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years. Executive
                                                                   Vice President and Chief Investment Officer of funds in the
                                                                   Fund Complex. Managing Director and Chief Investment Officer
                                                                   of Van Kampen Investments, the Advisers and Van Kampen
                                                                   Advisors Inc. since December 2002.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President           Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                       since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                      Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                         the Fixed Income Department of the Advisers and Van Kampen
                                                                   Advisors Inc. Prior to December 2000, Senior Vice President
                                                                   of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                                   2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                                   President of the government securities bond group for Asset
                                                                   Management.

Ronald E. Robison (64)        Executive Vice           Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and Principal  since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020            Executive Officer                    funds in the Fund Complex. Chief Global Operations Officer and Managing Director of Morgan Stanley Investment
                                                                   Management Inc. Managing Director of Morgan Stanley.
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust. Vice
                                                                   President of the Morgan Stanley Funds.

A. Thomas Smith III (46)      Vice President and       Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary                since 1999  Director of Van Kampen Investments, Director of the
New York, NY 10020                                                 Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                   Investor Services and certain other subsidiaries of Van
                                                                   Kampen Investments. Managing Director and General
                                                                   Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                                   Inc. Vice President and Secretary of funds in the Fund
                                                                   Complex. Prior to July 2001, Managing Director, General
                                                                   Counsel, Secretary and Director of Van Kampen Investments,
                                                                   the Advisers, the Distributor, Investor Services, and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                   Secretary and Director of Van Kampen Investments, the
                                                                   Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                   Investor Services and certain other subsidiaries of Van
                                                                   Kampen Investments. Prior to January 1999, Vice President
                                                                   and Associate General Counsel to New York Life Insurance
                                                                   Company ("New York Life"), and prior to March 1997,
                                                                   Associate General Counsel of New York Life. Prior to
                                                                   December 1993, Assistant General Counsel of The Dreyfus
                                                                   Corporation. Prior to August 1991, Senior Associate, Willkie
                                                                   Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                                   the Securities and Exchange Commission, Division of
                                                                   Investment Management, Office of Chief Counsel.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President, Chief    Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Financial Officer and    since 1996  the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Treasurer                            subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181                                         Chief Financial Officer and Treasurer of funds in the Fund
                                                                   Complex. Head of Fund Accounting for Morgan Stanley
                                                                   Investment Management. Prior to December 2002, Executive
                                                                   Director of Van Kampen Investments, the Advisers and Van
                                                                   Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 VKA ANR 12/03 Member NASD/SIPC.
                                                               12521L03-AS-12/03

Item 2.  Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c)      Not applicable

(d)      Not applicable

(e)      Not applicable.

(f)
         (1)      The Trust's Code of Ethics is attached hereto as Exhibit 10A.
         (2)      Not applicable.
         (3)      Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has four "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : J. Miles Branagan, Jerry Choate, R. Craig Kennedy and Theodore A. Myers. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5.  Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust invests in exclusively non-voting securities and therefore this item is not applicable to the Trust.

Item 8.  [Reserved.]

Item 9. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached herto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Advantage Municipal Income Trust

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: December 18, 2003

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: December 18, 2003

By: /s/ John L. Sullivan
    --------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: December 18, 2003